VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into as of July 28, 2009, by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company (“PTV”), and the persons and entities who have executed a Signature Page to Voting Agreement (each, a “Stockholder” and collectively, the “Stockholders”.  The Company, PTV and each Stockholder are sometimes each referred to herein as a “Party” and collectively, as the “Parties”.

W I T N E S S E T H:

WHEREAS, PTV and certain other persons and entities (collectively, the “Lenders”) have agreed to loan the Company and Exousia IP, LLC, a Nevada limited liability company and wholly-owned subsidiary of the Company (“IP Sub”), up to $3,000,000 pursuant to the terms and conditions of that certain Loan Agreement, of even date herewith, by and among the Company, IP Sub and such Lenders (the “Loan Agreement”); and

WHEREAS, as a condition of closing of the transactions contemplated by the Loan Agreement, the Company and approximately 35% of the outstanding voting securities of the Company were obligated to execute and deliver this Agreement to PTV; and

WHEREAS, the Stockholders and the Company agree that it is to their mutual benefit and in the best interests of the Company to provide a representative of the Lenders to have a role as a director of the Company for so long as either any of the principal of the PTV Drawdown Note (as defined below) remains outstanding or PTV has the right to fund any of the Remaining Funding (as defined in the Loan Agreement) and to provide for certain other matters pertaining to the business affairs of the Company, all as hereinafter set forth;

NOW, THEREFORE, for and in consideration of the mutual covenants, agreements, terms and conditions contained herein, the Parties do hereby agree as follows:

SECTION 1
MANAGEMENT

1.1.           Board of Directors.

(a)           Initial Election of PTV Director.  Effective immediately after the closing of the transactions contemplated by the Loan Agreement, the Board of Directors of the Company (the “Board”) shall increase the number of directors from four (4) to five (5), and will elect a designee of PTV (the “PTV Nominee”, who it is stipulated will be initially Michael Beane) as a director of the Company to fill the vacancy caused by such increase.

(b)           Election of PTV Nominees as Directors by the Stockholders.  As long as any of the principal of the 12% Secured Convertible Drawdown Note, of even date herewith, issued by the Company to PTV (the “PTV Drawdown Note”) remains outstanding or PTV has the right to fund any Remaining Funding (as defined in the Loan Agreement), the Board of Directors of the Company will nominate the PTV Nominee to serve as a director of the Company, and each of the Stockholders will, at all times after the date of this Agreement, vote all shares of voting capital stock of the Company, including, without limitation, shares of common stock, par value $0.001 per share, of the Company (“Voting Stock”), now or hereafter owned by such Stockholder at any meeting of stockholders of the Company and in whatever other manner is necessary (by written consent or otherwise) to ensure that the PTV Nominee is elected to the Board.

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(c)           Removal.  Each of the Stockholders agrees that, as long as any of the principal of the PTV Drawdown Note remains outstanding or PTV has the right to fund any Remaining Funding, if PTV desires to remove the PTV Nominee as a director of the Company, with or without cause, then PTV shall notify the Company and all Stockholders of such desire, and all Stockholders and the Company agree to cause a special meeting of the Stockholders to be held as promptly as practicable thereafter for the purpose of removing the PTV Nominee as a director of the Company.  Each Stockholder agrees that such Stockholder will vote all Voting Stock now or hereafter owned by such Stockholder at such special meeting of the stockholders of the Company: (i) for the removal of the PTV Nominee as a director of the Company; and (ii) for the appointment of any replacement director nominated by PTV.  In lieu of a special meeting, at the request of PTV, all Stockholders shall execute and deliver a written consent to such actions.

(d)           Vacancies.  In the event that the PTV Nominee serving as a director of the Company is unable to serve or, once having commenced to serve, is removed or withdraws from the Board (a “Withdrawing Director”), such Withdrawing Director’s replacement (the “Substitute Director”) on the Board will be designated by PTV.  Immediately following any such withdrawal, upon the written request of PTV, the Board shall elect such Substitute Director as designated by PTV.  Thereafter, the Board agrees to nominate and recommend to the holders of Voting Stock of the Company such Substitute Director designated by PTV.  Thereafter, each of the Stockholders agrees to vote all Voting Stock now or hereafter owned by such Stockholder for the election to the Board of such Substitute Director. In lieu of an annual or special meeting of the Stockholders to select a Substitute Director, at the request of PTV, all Stockholders shall execute and deliver a written consent to such action.

(e)           Elimination of PTV Director Position.  Notwithstanding anything to the contrary contained in this Agreement, the Loan Agreement or any other document ancillary to the Loan Agreement, at such time as the PTV Drawdown Note has been paid in full and PTV has no right to fund the Remaining Funding, upon written notice from the Board to the PTV Nominee then serving on the Board:  (i) the PTV Director shall be deemed to have immediately resigned as a Director of the Company, without participation in any further business to come before the Board; and (ii) the Board shall decrease the number of directors from (5) to (4).  At the request of the Board, the PTV Director shall sign a resignation letter to document his resignation as a Director of the Company, which resignation letter just simply state that he resigned as of a stated date.

SECTION 2
MISCELLANEOUS.

2.1.           Legends on Certificate.  For as long as any of the principal of the PTV Drawdown Note remains outstanding or PTV has the right to fund any Remaining Funding, all certificates representing shares of Voting Stock held by Stockholders shall be conspicuously legended as follows:

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“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A VOTING AGREEMENT DATED AS OF JULY 28, 2009, AS MAY BE AMENDED FROM TIME TO TIME.  THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.”

The Company agrees that, for as long as any of the principal of the PTV Drawdown Note remains outstanding or PTV has the right to fund any Remaining Funding, it shall not remove, and it shall not permit to be removed (upon registration of transfer, reissuance, or otherwise), the above legend from any such certificate and shall place or cause to be placed such legends on any new certificate issued to the Stockholders to represent shares of Voting Stock.

2.2.           Void Transfers.  For as long as any of the principal of the PTV Drawdown Note remains outstanding or PTV has the right to fund any Remaining Funding, no Stockholder may sell, transfer or dispose of any shares of Voting Stock unless the person or entity receiving such shares executes and delivers to the Company a signature page to this Agreement, in which event such person or entity shall have the same rights and obligations under this Agreement with respect to the shares acquired as those of the Stockholder from which such person or entity received such shares. If any shares of Voting Stock subject to this Agreement shall be sold, transferred, or disposed of other than in accordance with the terms and conditions of this Agreement, the Company shall have the right to treat such transfer as if it were void.  In enforcing such rights, the Company may hold and refuse to transfer any shares of Voting Stock or any certificate therefor presented to it for transfer, in addition to and without prejudice to any and all other rights which may be available to it.

2.3.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of: (a) the Company and PTV and their respective successors, legal representatives and assigns; and (b) the Stockholders and their respective heirs, devisees, personal representatives and assigns.  Any Stockholder who sells or transfers all of such Stockholder’s shares of Voting Stock pursuant to the terms hereof shall cease to be bound by this Agreement from and after the date of such sale or transfer.  Any successor, legal representative or assign of any shares of Voting Stock shall be entitled to the rights and obligations of the transferring Stockholder under this Agreement to the extent of the transfer of such shares.  The rights and obligations of any Stockholder hereunder may not be assigned unless in connection with the transfer of shares of Voting Stock and in compliance with Section 2.2 above.

2.4.           Entire Agreement and Amendments.  This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and supersedes any and all prior negotiations, correspondence, agreements (whether written or oral), understandings, duties, or obligations among the Parties with respect to the subject matter hereof. No waiver, alteration or modification, or amendment of any of the provisions hereof shall be binding unless it is in writing and signed by: (a) the Company; (b) PTV; and (c) the Stockholders.

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2.5.           Notices.  Any notice, reply or other communication required or permitted by this Agreement must be given in writing and may be served by depositing same in the United States mail, certified, postage prepaid, addressed to the party or parties to be notified, or by delivering the notice in person to such party or parties. Such notice shall be deemed received when deposited in the mail or when actually received, if personally delivered.  For purposes of notices, the address of: (i) the Company shall be 1200 Soldiers Field Drive, Suite 200, Sugar Land, Texas 77479; (ii) PTV shall be 16610 Dallas Parkway, Suite 2500, Dallas, Texas 75248; and (iii) any Stockholder, shall be the address set forth on such Stockholder’s Signature Page to Voting Agreement.  Any Party shall have the right to change its address by giving at least five (5) days prior written notice of its new address to all other Parties.

2.6.           Specific Performance.  Because the shares of Voting Stock are of a unique nature and cannot readily be purchased or sold on the open market, PTV would not have any adequate remedy in damages in the event any Stockholder fails to abide by this Agreement.  As a result, PTV’s rights under this Agreement shall be specifically enforceable.  Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy permitted hereunder, or otherwise allowed at law or in equity.

2.7.           Termination.  This Agreement shall terminate automatically on the earlier of: (a) the date on which the PTV Drawdown Note has been paid in full; or (b) the five (5) year anniversary of the date of this Agreement.

2.8.           Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised apart hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be effected by the illegal, invalid or unenforceable provision, and there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

2.9.           Number; Gender.  Any reference in this Agreement to the singular includes the plural and vice versa.  Any reference in this Agreement to the masculine or neuter gender includes the feminine gender and vice versa.

2.10.         Captions.  The headings or captions of the Articles and Sections of this Agreement are inserted for convenience and reference only and shall not be deemed a part hereof and shall not used in the construction or interpretation hereof. All internal references in this Agreement refer to the applicable portion of this Agreement, and all exhibits hereto are incorporated herein by reference.

2.11.         Governing Law.  The internal laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this Agreement excluding that body of law relating to conflict of laws.

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2.12.         Counterparts.  This Agreement may be executed in multiple counterparts (including facsimile counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument. The failure of any listed signatory to sign the Agreement shall have no effect on this Agreement, and all other signatories shall be bound by and subject to this Agreement.

2.13          Additional Stockholders.  In the event that, after the date of this Agreement, but before its termination as described in Section 2.7, the Company issues shares of voting securities of the Company to any person, whether natural or juridical, and as a result of such issuance the Voting Stock owned by the Stockholders will be less than thirty-five percent (35%) of the outstanding voting securities of the Company, then, as a condition of such issuance, the Company shall cause to be executed a counterpart signature page hereto by as many persons receiving such shares as may be necessary to ensure that the Stockholders collectively own not less than thirty-five percent (35%) of the outstanding voting securities of the Company, and each such person shall thereby be bound by, or subject to, all the terms and provisions of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the day and year first above written.

EXOUSIA ADVANCED MATERIALS, INC. By: /s/ Robert Roddie Name: Robert Roddie Its: Chief Operating Officer/Chief Financial Officer

PTV INVESTMENTS, LLC By: /s/ Allen B. Mann Allen B. Mann, President

STOCKHOLDERS: [See attached Signature Pages to Voting Agreement]

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SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of July 22, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 1,000,000.

If an individual: Printed Name:

If a legal entity: Composite Particles, Inc. (type in name) By: /s/ Bernard D. Bauman Printed: Bernard D. Bauman Title: President

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of July 22, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 800,000.

If an individual: /s/ J. E. Grace Printed Name: J. E. Grace

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of June ____, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Rule 144.

Shares of Voting Stock owned by Stockholder: 128,572.

If an individual: /s/ Terry W. Stevens Printed Name: Terry W. Stevens

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of July 22, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 1,259,815.

If an individual: /s/ Lane Brindley Printed Name: Lane Brindley

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of June ____, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 1.2 million.

If an individual: /s/ Joseph W. Stanton Printed Name: Joseph W. Stanton

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of July 22, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 630,000.

If an individual: /s/ Robert A. Roddie Printed Name: Robert A. Roddie

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of July 22, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 1,261,233.

If an individual: /s/ Brenda F. Rodrigue Printed Name: Brenda F. Rodrigue

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of June ____, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 500,000.

If an individual: Printed Name:

If a legal entity: Wayne and Brenda Rodrigue Foundation (type in name) By: /s/ Jerry Wayne Rodrigue, Jr. Printed: Jerry Wayne Rodrigue, Jr. Title: CEO/Trustee

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of July 22, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 10,753,850.

If an individual: /s/ Jerry Wayne Rodrigue, Jr. Printed Name: Jerry Wayne Rodrigue, Jr.

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of June ____, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 763,099.

If an individual: Printed Name:

If a legal entity: WBR Trust (type in name) By: /s/ Jerry Wayne Rodrigue, Jr. Printed: Jerry Wayne Rodrigue, Jr. Title: CEO/Trustee

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of June 23, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 2.5 million.

If an individual: /s/ Elorian Landers Printed Name: Elorian Landers

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of June ____, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 600,000.

If an individual: /s/ Chad Lewis Printed Name: Chad Lewis

If a legal entity: (type in name) By: Printed: Title:

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of June ____, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 2,003,846.

If an individual: Printed Name:

If a legal entity: Launch Pad Capital (type in name) By: /s/ Chad Lewis Printed: Chad Lewis Title: Managing Partner

SIGNATURE PAGE

TO

VOTING AGREEMENT

This Signature Page to Voting Agreement, dated as of June ____, 2009 (the “Agreement”), by and among Exousia Advanced Materials, Inc., a Texas corporation (the “Company”), PTV Investments, LLC, a Nevada limited liability company, and certain stockholders of the Company, is hereby executed by the undersigned, as a “Stockholder”, as of the date first set forth above.

Type of Voting Stock owned by Stockholder: Common.

Shares of Voting Stock owned by Stockholder: 1,900,000.

If an individual: /s/ Jerrel Bolton Printed Name: Jerrel Bolton

If a legal entity: (type in name) By: Printed: Title: